SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 28, 2006

Date of Report

May 14, 2006

(Date of earliest event reported)

INNOCOM TECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-50164	87-0618756
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

Unit 3, 25/F., Global Gateway,  98 Wang Lung Street, Tsuen Wan, Hong Kong

(Address of principal executive offices, including zip code)

(852) 2558 4203

(Registrant’s telephone number, including area code)

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01

CHANGES IN ACCOUNTANTS

(a)

Previous independent accountants

(i)

On May 14, 2006, the Company terminated its engagement of Pritchett, Siler & Hardy, P.C., (“PSH”) as the Company’s independent accountants.

(ii)

As was set forth in the Company’s Form 10-KSB/A, PSH’s audit reports on the Registrant’s financial statements as of and for the year ended September 30, 2005 and 2004 contained an opinion expressing substantial doubt as to the Registrant’s ability to continue as a going concern. Those audit reports contained no other adverse opinion, disclaimer of opinion or modification of the opinion.

(iii)

Innocom’s Board of Directors participated in and approved the decision to change independent accountants.

(iv)

In connection with its reviews of the interim periods until the date of dismissal, there have been no disagreements with PSH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of PSH would have caused them to make reference thereto in their report on the financial statements.

During the Registrant’s two most recent fiscal years and through May 14, 2006, there were no disagreements with PSH on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the PSH, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the Registrant’s two most recent fiscal years nor through May 14, 2006.

(v)

Innocom has requested that PSH furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an exhibit to this form 8-K.

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;

CHANGE IN FISCAL YEAR

The Board of Directors, pursuant to the ByLaws of the Company, approved a change in the fiscal year end of the Company from September 30 to December 31. The Company will file a Form 10-KSB for the year ended December 31, 2006 and anticipates a Form 10-KSB covering the transition period will be filed within 90 days after September 30, 2006, as provided under Rule 13(a)-10 of the Exchange Act of 1934.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.

Title

Letter from Pritchett, Siler & Hardy, P.C.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOCOM TECHNOLOGY HOLDINGS, INC.

Date: August 28, 2006

By:  /s/ William Yan Sui Hui

William Yan Sui Hui

Chief Executive Officer and

Chief Financial Officer

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